UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 26, 2018

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 26, 2018, Regency Centers Corporation (“the Company”) held an annual meeting of its shareholders to vote on the following proposals:

Proposal One – Election of Directors: The board of directors nominated eleven nominees to stand for election at the 2018 meeting and each of the nominees were elected at the meeting. In accordance with the voting results listed below, the nominees were elected to serve until the 2019 annual meeting or until their successors are elected and qualified.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Martin E. Stein, Jr.	128,967,105	5,432,299	5,473,572	13,968,590
Joseph Azrack	139,311,735	464,513	96,728	13,968,590
Bryce Blair	133,648,808	6,127,249	96,919	13,968,590
C. Ronald Blankenship	134,241,256	5,534,134	97,586	13,968,590
Deirdre J. Evens	139,378,608	399,166	95,202	13,968,590
Mary Lou Fiala	134,065,807	5,711,670	95,499	13,968,590
Peter D. Linneman	138,454,955	1,320,890	97,131	13,968,590
David P. O’Connor	139,128,558	647,654	96,764	13,968,590
Lisa Palmer	126,699,998	13,077,456	95,522	13,968,590
John C. Schweitzer	133,328,276	6,447,369	97,331	13,968,590
Thomas G. Wattles	133,406,703	6,369,395	96,878	13,968,590

Proposal Two – An Advisory Resolution on Executive Compensation for Fiscal Year 2017: Voting results for the Company’s executive compensation for fiscal year 2017 were as follows:

For	Against	Abstain	Broker Non-Votes
136,659,185	3,040,907	172,884	13,968,590

Proposal Three – Ratification of Independent Registered Public Accountant: The board of directors selected the accounting firm of KPMG LLP to serve as the independent registered public accountants for the Company for the current fiscal year ending December 31, 2018. The board of directors directed that the appointment of the independent accountants be submitted for ratification by the shareholders at the annual meeting. The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accountants for the current fiscal year ending December 31, 2018 in accordance with the voting results listed below.

For	Against	Abstain
152,228,822	1,512,528	100,216

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

(registrant)

April 27, 2018	By:	/s/ Barbara C. Johnston
Barbara C. Johnston, Senior Vice President and General Counsel

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